Exhibit 99.2

A Leader in Payroll / HR Outsourcing July 27, 2006 Quarterly Earnings Conference Call

Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, favorable operating trends, anticipated revenue and earnings in the second quarter of fiscal 2007 and for the fiscal year ending March 31, 2007, and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, as well as the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2006, in "Part I - Item 1A. Risk Factors," as well as (1) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (2) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large-scale processing of verifications; (3) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (4) risks related to our ability to increase the size and range of applications for The Work Number database and to successfully market current and future services and related to our dependence on third party providers to do so; (5) proceedings by Federal and state regulators related to our business, including the inquiry by the Federal Trade Commission related to our acquisitions in the unemployment compensation and Work Number businesses; (6) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations; (7) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (8) risks relating to the dependence of the market for The Work Number services on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (9) risks related to the applicability of any new privacy legislation or interpretation of existing laws; (10) the risk that our revenues from unemployment tax management services may fluctuate in response to changes in economic conditions; (11) risks related to changes in tax laws, including work opportunity , or "WOTC," and welfare to work, or "WtW," tax credits; (12) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; and (13) risks relating to doing business with the federal government following our April 2006 acquisition of pan. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change. Safe Harbor Statement

Highlights of quarterly results Continued growth in The Work Number transactions Benefits of acquisitions Raising full-year guidance Recent acquisitions pan - acquired April 6, 2006 Electronic employee assessment and talent management service Fits nicely with existing onboarding services Private placement of debt - $75 million Reduced and refinanced existing debt facility with proceeds Quarter Overview

Earnings Highlights - Quarter Ended June 2006 Revenues of $66.2 million 41% growth over prior year's $46.8 million The Work Number services - 27% growth Unemployment tax services - 25% growth Tax credits & incentives - 53% growth Talent mgmt services revenue - $6.7 million Gross profit increased 40% to $40.9 million from $29.2 million last year Gross margin declined 50 basis points to 61.9% from 62.4% last year FY2007 quarter includes share-based compensation (67 basis points) The Work Number services - 78.5% Tax management services - 50.9% Unemployment tax management - 50.5% Tax credits and incentives - 53.7% Talent management services - 49.6% The Work Number Unempl Tax Services Tax Credits Talent Management Other 25897 28766 4392 6717 402

SG&A expenses were 38.6% of revenues, compared to 38.1% last year FY2007 quarter includes share-based compensation expense (75 basis points) Operating margin was 23.3% of revenues, compared to 24.3% last year FY2007 quarter includes share-based compensation expense (142 basis points) Earnings from continuing operations $7.3 million, or $0.22 per diluted share Includes share-based compensation expense - $813,000, or $0.02 per diluted share Prior year - $6.4 million, or $0.19 per diluted share No impact from SFAS 123r Earnings Highlights - Quarter Ended June 2006

Cash flow from operating activities $7.0 million versus $8.5 million last year Change primarily reflects timing of annual bonus payments Sources (Uses) of cash Private placement of debt $ 75.0 million Debt repayments (74.2) million New borrowings 80.8 million Acquisitions (78.8) million Stock repurchase (8.1) million Capital expenditures and capitalized software (5.2) million Dividend payments (1.3) million Cash Flow Highlights - Quarter Ended June 2006

Financial Position Highlights - June 30, 2006 Cash and investments - $8.4 million $11.6 million at March 31, 2006 Debt - $192.4 million $110.8 million at March 31, 2006 $75.8 million borrowings for acquisition $5.8 million borrowings for cash management needs Treasury stock 347,400 shares repurchased during the quarter 267,400 shares in the treasury at June 30, 2006 164,000 shares repurchased in July

Fiscal 2007 Financial Guidance Fiscal year ending March 2007 - Raising Guidance Total revenues $275 million to $280 million Diluted earnings per share (from continuing operations) $1.06 to $1.12 Includes an $0.08 charge related to share-based compensation Quarter ending September 2006 - Initial Guidance Total revenues $66 million to $68 million Year ago - $48.3 million Diluted earnings per share (from continuing operations) $0.22 to $0.24 Includes a $0.02 charge related to share-based compensation Year ago - $0.21 No impact from SFAS 123r

The Work Number Services - Growth Initiatives Continuing Initiatives Add records to the database Add new verifiers Increase penetration (REACH) Regular cost of doing business adjustments New Initiatives Verification of education Confirmation direct Increase pre-employment screening transactions with employer clients One-stop verifications 59 41 61 39 39% of TALX Revenue (Fiscal 2007/Q1) The Work Number Services Revenue

The Work Number Services - Revenue History FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 1st Quarter 4.132 6.103 7.617 10.943 14.42 20.4 25.9 2nd Quarter 4.531 6.659 8.573 11.627 14.19 21.9 3rd Quarter 4.635 6.856 9.011 10.028 15.56 21.9 4th Quarter 5.796 7.566 10.733 14.01 21.21 27.1 Revenue History (millions) $27.2 $35.9 $46.6 $65.4 $91.3 $25.9

Revenue Growth Outpaces Database Growth (percent) Source: Mortgage Bankers Association Revenue Records Mortgage index 3/31/1999 1 1 1 4/2/1999 1 1 1 4/9/1999 1 1 0.98 4/16/1999 1 1 1.07 4/23/1999 1 1 1.03 4/30/1999 1 1 1.07 5/7/1999 1 1 1.04 5/14/1999 1 1 0.93 5/21/1999 1 1 0.97 5/28/1999 1 1 0.97 6/4/1999 1 1 0.75 6/11/1999 1 1 0.96 6/18/1999 1 1 0.86 6/25/1999 1 1 0.85 7/2/1999 1.07 1.03 0.87 7/9/1999 1.07 1.03 0.61 7/16/1999 1.07 1.03 0.76 7/23/1999 1.07 1.03 0.74 7/30/1999 1.07 1.03 0.78 8/6/1999 1.07 1.07 0.75 8/13/1999 1.07 1.07 0.72 8/20/1999 1.07 1.07 0.71 8/27/1999 1.07 1.07 0.74 9/3/1999 1.07 1.18 0.64 9/10/1999 1.07 1.18 0.54 9/17/1999 1.07 1.18 0.65 9/24/1999 1.07 1.18 0.63 10/1/1999 1.2 1.25 0.69 10/8/1999 1.2 1.25 0.65 10/15/1999 1.2 1.25 0.6 10/22/1999 1.2 1.25 0.62 10/29/1999 1.2 1.25 0.67 11/5/1999 1.2 1.29 0.65 11/12/1999 1.2 1.29 0.62 11/19/1999 1.2 1.29 0.71 11/26/1999 1.2 1.29 0.44 12/3/1999 1.2 1.36 0.58 12/10/1999 1.2 1.36 0.57 12/17/1999 1.2 1.36 0.54 12/24/1999 1.2 1.36 0.39 12/31/1999 1.2 1.36 0.37 1/7/2000 1.41 1.39 0.52 1/14/2000 1.41 1.39 0.61 1/21/2000 1.41 1.39 0.58 1/28/2000 1.41 1.39 0.68 2/4/2000 1.41 1.41 0.76 2/11/2000 1.41 1.41 0.69 2/18/2000 1.41 1.41 0.68 2/25/2000 1.41 1.41 0.66 3/3/2000 1.41 1.52 0.78 3/10/2000 1.41 1.52 0.78 3/17/2000 1.41 1.52 0.78 3/24/2000 1.41 1.52 0.83 3/31/2000 1.41 1.52 0.77 4/7/2000 1.57 1.54 0.83 4/14/2000 1.57 1.54 0.79 4/21/2000 1.57 1.54 0.79 4/28/2000 1.57 1.54 0.79 5/5/2000 1.57 1.6 0.68 5/12/2000 1.57 1.6 0.65 5/19/2000 1.57 1.6 0.71 5/26/2000 1.57 1.6 0.65 6/2/2000 1.57 1.69 0.6 6/9/2000 1.57 1.69 0.56 6/16/2000 1.57 1.69 0.57 6/23/2000 1.57 1.69 0.57 6/30/2000 1.57 1.69 0.59 7/7/2000 1.72 1.74 0.55 7/14/2000 1.72 1.74 0.61 7/21/2000 1.72 1.74 0.58 7/28/2000 1.72 1.74 0.57 8/4/2000 1.72 1.8 0.6 8/11/2000 1.72 1.8 0.59 8/18/2000 1.72 1.8 0.56 8/25/2000 1.72 1.8 0.57 9/1/2000 1.72 1.85 0.59 9/8/2000 1.72 1.85 0.62 9/15/2000 1.72 1.85 0.61 9/22/2000 1.72 1.85 0.6 9/29/2000 1.72 1.85 0.62 10/6/2000 1.76 1.9 0.6 10/13/2000 1.76 1.9 0.62 10/20/2000 1.76 1.9 0.62 10/27/2000 1.76 1.9 0.65 11/3/2000 1.76 1.95 0.66 11/10/2000 1.76 1.95 0.69 11/17/2000 1.76 1.95 0.64 11/24/2000 1.76 1.95 0.63 12/1/2000 1.76 1.99 0.7 12/8/2000 1.76 1.99 0.74 12/15/2000 1.76 1.99 0.68 12/22/2000 1.76 1.99 0.64 12/29/2000 1.76 1.99 0.54 1/5/2001 2.2 2.03 0.87 1/12/2001 2.2 2.03 1.26 1/19/2001 2.2 2.03 1.08 1/26/2001 2.2 2.03 0.99 2/2/2001 2.2 2.06 1.18 2/9/2001 2.2 2.06 1.14 The Work Number Services - Revenue Growth Revenue Records Mortgage Index

FY2005 FY2005 FY2006 Fiscal 2007 Pre-employment 2.6 2.7 2.8 2.97 3.88 3.78 4.08 3.77 4.626 Consumer Finance 2.31 2.98 3.27 5.09 4.7 6.11 5.89 5.89 6.14 Social Services 1.87 1.14 1.24 1.7 1.84 1.85 1.94 2.36 2.538 Other Verifications 0.72 0.71 0.78 0.42 0.41 0.41 0.38 0.43 0.483 Mortgage 5.05 4.82 5.45 5.73 6.95 7.52 7.17 7.55 8.289 Complementary Work Number Services* 1.87 1.84 2.02 5.3 2.66 2.23 2.44 6.95 3.819 *Complementary Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress The Work Number Services - Revenue Mix (quarterly) Revenue Mix (millions by quarter) +27% Q1 Q2 Q3 Q4 Q1 $20.4 $21.9 $21.9 $25.9 Fiscal Year 2006 Fiscal Year 2007 $27.1

The Work Number Services - Metrics The Work Number Employment and Income Verification 4.1 million records added to the database during the quarter 143.0 million records under contract 133.1 million live 9.9 million in backlog 28% of database represents current employees Approximately 29% of non-agricultural U.S. workforce is currently on The Work Number Complementary Work Number services ePayroll - 46% revenue growth over year-ago quarter FasTime - 31% revenue growth over year-ago quarter

Tax Management Services Complementary to The Work Number Cross-selling opportunities Growth through acquisitions in Tax Credits & Incentives business Unemployment Tax Services Tax Credits and Incentives 43 7 50 50% of TALX Revenue (Fiscal 2007/Q1) Tax Management Services Revenue

Talent Management Services New segment - Talent Management Services Secure, electronic-based psychometric testing and assessments Comprehensive talent management services 1Q07 revenues of $6.7 million FY07 growth expectations Federal government FY08 growth expectations Corporate market Talent Management 6.7 0 59.5 10% of TALX Revenue (Fiscal 2007/Q1) Talent Management Services Revenue

Key Investment Highlights Market Leadership in Two Payroll and HR Areas Employment and income verification Unemployment tax management Diversified Client Base No one client > 10% of revenue in FY06 or 1Q07 Over 3/4 of the Fortune 500 use one or more TALX services Proven Business Model Revenue growth Earnings and EPS growth Strong gross and operating margins Strong operating cash flow